UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 31, 2005


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                   0-26006                   95-4181026
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)


                         3151 EAST WASHINGTON BOULEVARD
                             LOS ANGELES, CALIFORNIA
                    (Address of Principal Executive Offices)


                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 7.01         REGULATION FD DISCLOSURE.

         On March 31, 2005, Tarrant Apparel Group (the "Registrant") issued a press release regarding its financial results for the fourth quarter and fiscal year ended December 31, 2004 and its outlook for fiscal 2005 results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1 Press Release dated March 31, 2005, published by the Registrant.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TARRANT APPAREL GROUP

Date:    March 31, 2005             By:   /S/ CORAZON REYES
                                       -----------------------------------------
                                          Corazon Reyes, Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

99.1            Press Release dated March 31, 2005, published by the Registrant.


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